UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2021 (May 5, 2021)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6655 Peachtree Dunwoody Rd.

Atlanta, GA 30328

(Address of principal executive offices including zip code)

(770) 418 -7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Newell Brands Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2021. For more information on the proposals presented at the meeting, please see the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2021 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The number of shares of common stock voted on matters presented at the Annual Meeting was 379,089,747 of the 425,331,082 shares outstanding as of the March 9, 2021 record date for the Annual Meeting. Below is a summary of the items voted on by the stockholders at the Annual Meeting.

The stockholders elected each of the following ten nominees to the Board of Directors for a one-year term by a majority vote:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
BRIDGET RYAN BERMAN	286,144,678	62,291,668	284,289	30,369,112
PATRICK D. CAMPBELL	315,854,493	31,741,485	1,124,657	30,369,112
JAMES R. CRAIGIE	336,213,896	12,202,365	304,374	30,369,112
BRETT M. ICAHN	342,289,054	5,850,633	580,948	30,369,112
JAY L. JOHNSON	346,501,110	1,845,258	374,267	30,369,112
GERARDO I. LOPEZ	286,451,089	61,899,909	369,637	30,369,112
COURTNEY R. MATHER	344,182,622	4,020,231	517,782	30,369,112
RAVICHANDRA K. SALIGRAM	344,577,888	3,831,902	310,845	30,369,112
JUDITH A. SPRIESER	266,948,385	81,477,741	294,509	30,369,112
ROBERT A. STEELE	334,687,566	13,720,080	312,989	30,369,112

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2021:

For	377,949,096
Against	695,295
Abstain	445,356

The stockholders approved the advisory resolution to approve executive compensation:

For	314,651,476
Against	32,592,736
Abstain	1,476,423
Broker Non-Votes	30,369,112

The stockholders did not approve a stockholder proposal to amend the stockholder right to act by written consent:

For	150,921,205
Against	190,425,742
Abstain	7,373,688
Broker Non-Votes	30,369,112

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021		NEWELL BRANDS INC.

	By:	/s/ Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary

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